UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  November 19, 2007

VISUAL MANAGEMENT SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	333-133936 (Commission File Number)	68-0634458 (IRS Employer Identification Number)

1000 Industrial Way North, Suite C Toms River, New Jersey 08755 (Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (732) 281-1355

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.02	NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

On November 19, 2007, the Audit Committee of our Board of Directors concluded that the previously issued financial statements contained in our Quarterly Report on Form 10-QSB for the quarter ended August 31, 2007 should not be relied upon because of an error in those financial statements that required a restatement of such financial statements.

In November 2007, our management, after discussions with our independent registered public accounting firm, determined that our previously issued financial statements for the three and six month periods ended August 31, 2007 overstated revenues and costs of goods sold due to the inclusion of certain inter-company sales in such items.  The overstatement did not impact the gross margins or net losses reported for the affected periods or our balance sheet as of August 31, 2007.  The following table reflects the impact of the restatement on the relevant items of our Consolidated Statements of Operations, and for the three and six month periods ended August 31, 2007:

Changes to Consolidated Statement of Operations

	Three Months Ended August 31, 2007

	As Reported	Adjustments	As Restated
Revenues	$2,826,185	$112,540	$2,713,645
Cost of Revenues	1,241,970	112,540	1,129,430

	Six Months Ended August 31, 2007

	As Reported	Adjustments	As Restated
Revenues	$4,455,774	$572,324	$3,883,450
Cost of Revenues	2,058,676	$572,324	1,486,352

We will file with the SEC a Quarterly Report on Form 10-QSB/A for the quarter ended August 31, 2007 (the “Form 10-QSB/A”) to reflect the changes required as a result of the restatement.

Our Audit Committee has discussed this matter with our independent registered public accounting firm. Our independent registered public accounting firm has been given a copy of the disclosure that we are making in this Item 4.02 of this Report on Form 8-K and has been asked to furnish a letter to the Securities and Exchange Commission stating whether it agrees with the statements made by us in this Item 4.02  A copy of a letter from our independent registered public accounting firm advising that it agrees agree with the statements in this Item 4.02 is attached as Exhibit 7.1 hereto.

SECTION 9.	FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits:

EXHIBIT NO	DESCRIPTION

7.1	Letter from Sobel & Co., LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Visual Management Systems, Inc.
(Registrant)

By:	/s/ Jason Gonzalez
Name:	Jason Gonzalez
Title:	President and Chief Executive Officer

Dated:  November 26, 2007

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